Public Offerings and Private Placements (Tables)	12 Months Ended
Dec. 31, 2019
Equity [Abstract]
Summary of Issuances of Common Shares
The following table summarizes the issuances of common shares over the three years ended December 31, 2019:

Date	Number of Common Stock Issued (1)		Offering Price (Per Share) (1)	Gross Proceeds	Net Proceeds	Teekay's Ownership After the Offering	Use of Proceeds
January 2017	269,397	(2)	$18.56	5,000	5,000	25.7%	General corporate purposes
May 2017	1,721,903	(3)	$15.04	25,897	25,897	31.4%	Acquisition of controlling interest in TTOL
November 2017	11,122,193	(4)	$13.60	151,262	151,262	24.1%	TIL Merger
Continuous offering program during 2017	475,000	(5)	$18.08 - $19.28	8,826	8,521	(5)	General corporate purposes

(1)	Refer to note 1 for information regarding the Company's 2019 reverse stock split.

(2)
Represents Class A common shares issued in a private placement to Teekay. The gross proceeds were used for general corporate purposes, including to strengthen the Company's liquidity position and to delever its balance sheet.

(3)
Represents Class B common shares issued to Teekay as consideration for the Company's acquisition of the remaining 50% interest in TTOL, which shares had an approximate value of $25.9 million, or $15.04 per share, on the closing date of the transaction (note 4).

(4)
Represents Class A common shares issued to the shareholders of TIL as consideration for the Company's acquisition of the remaining 88.7% interest in TIL. The shares had an approximate value of $151.3 million, or $13.60 per share, on the closing date of the transaction (notes 7 and 24).

(5)
In January 2017, the Company re-opened its $80.0 million Continuous Offering Program. The portion of the Company's voting power and ownership held by Teekay at December 31, 2017 was 54.1% and 28.8% respectively.